Exhibit 99.3

Supplemental Financial Information
September 30, 2005
(Unaudited)

Table of Contents

Page #

Corporate Profile	1
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3 - 4
Consolidated Statements of Operations - Segments	5 - 6

Summary of Operating Results
Funds From Operations	7
Dividends – All Classes of Common Shares	7
Rental Income	8
Real Estate Revenue Allocation	8
Discontinued Operations	9
Interest Expense	9

Summary Balance Sheet Information
Common Share Data	10
Capitalization	10

Debt Information
Outstanding Balances and Terms	11 - 12
Fixed vs. Variable Rate Debt	12

Property & Tenant Information
Property Table	13 - 14
Tenant Diversification	15
Leasing Activity Report	15
Lease Expiration Schedule	16

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and its unaudited quarterly financial statements as of and for the period ended September 30, 2005.  All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT’s expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is a real estate investment trust (“REIT”) primarily focused on the ownership, development and management of Irreplaceable Corners™ - defined as premier retail frontage properties typically located on “Main & Main” intersections in highly populated, high-traffic, affluent areas.  Our portfolio consists of shopping centers anchored by market dominant tenants such as Kroger, Barnes & Noble and Walgreens and are supported by specialty retailers such as GAP, Starbucks, Hallmark and Verizon.  Our business structure is unique within the REIT community and consists of a merchant development and operating business, a wholesale securities business and a retail partnership business.  These synergistic businesses support our portfolio of Irreplaceable Corners, and allow the company access to multiple avenues of low-cost capital.  Through the retail partnership funds, AmREIT captures recurring development, leasing, property management, and asset management fees for services performed while maintaining an ownership interest and profit participation in each sponsored fund.  Our business structure allows the Company to expand both internally and externally, distinguishing AmREIT as a value creator and a source of dependable, increasing monthly income.

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

Stock Exchange:

American Stock Exchange – AMY

Consolidated Balance Sheets:

	September 30, 2005	December 31, 2004

ASSETS
Real estate investments at cost
Land	$108,673	$68,138
Building	120,831	88,211
Tenant improvements	6,519	4,243

	236,023	160,592
Less accumulated depreciation and amortization	(4,711)	(3,561)

	231,312	157,031
Real estate held for sale, net	18,085	6,326
Net investment in direct financing leases held for investment	19,214	19,219
Intangible lease cost, net	17,797	10,628
Investment in retail partnerships and other affiliates	2,548	1,979

Net real estate investments	288,956	195,183
Cash and cash equivalents	6,326	2,960
Tenant receivables	2,133	1,338
Accounts receivable	840	37
Accounts receivable – related party	9,608	910
Deferred costs	1,346	1,040
Other assets	2,562	1,683

TOTAL ASSETS	$311,771	$203,151

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$115,962	$105,964
Accounts payable and other liabilities	5,595	4,830
Below market leases, net	3,049	2,504
Security deposits	630	368

TOTAL LIABILITIES	125,236	113,666

Minority Interest	1,108	1,115
Shareholders’ Equity
Preferred Shares, $.01 par value, 10,000,000 shares authorized, note issued	—	—
Class A Common shares, $.01 par value, 50,000,000 shares authorized, 6,469,698 and 3,462,767 shares issued, respectively	65	35
Class B Common shares, $.01 par value, 3,000,000 shares authorized, 2,158,229 and 2,246,283 shares issued, respectively	22	22
Class C Common shares, $.01 par value, 4,400,000 shares authorized, 4,088,927 and 4,079,174 shares issued, respectively	41	41
Class D Common shares, $.01 par value, 17,000,000 shares authorized, 10,954,827 and 2,090,765 shares issued, respectively	110	21
Capital in excess of par value	204,962	104,114
Accumulated distributions in excess of earnings	(18,034)	(15,038)
Deferred compensation	(1,521)	(770)
Cost of treasury shares, 29,722 and 9,116 Class A shares, respectively	(218)	(55)

TOTAL SHAREHOLDERS’ EQUITY	185,427	88,370

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$311,771	$203,151

Consolidated Statements of Operations:

	Three months ended September 30, 2005	Three months ended September 30, 2004

Revenue:
Rental income from operating leases	$5,188	$2,612
Earned income from direct financing leases	507	508
Real estate fee income	58	8
Real estate fee income – related party	1,654	407
Construction revenues	388	—
Construction revenues – related party	886	—
Securities commission income – related party	3,909	1,780
Asset management fee income – related party	130	96
Interest and other income	358	19

Total revenues	13,078	5,430

Expenses:
General and administrative	2,060	1,578
Property expense	1,141	436
Construction costs	1,197	—
Legal and professional	356	311
Securities commissions	2,988	1,388
Depreciation and amortization	1,606	669
Deferred merger costs	—	—

Total expenses	9,348	4,382

Operating income	3,730	1,048
Other income (expense):
Income from retail partnerships and affiliates	75	53
Federal income tax expense for TRS	(313)	(122)
Interest expense	(1,779)	(1,006)
Minority interest in income of consolidated joint ventures	(51)	(40)

Income (loss) before discontinued operations	1,662	(67)
Income from discontinued operations	372	279
Gain on sales of real estate acquired for resale	—	908

Income from discontinued operations	372	1,187

Net income	2,034	1,120
Distributions paid to class B,C, and D shareholders	(2,669)	(1,168)

Net loss available to class A shareholders	$(635)	$(48)

Net (loss) income per class A common share – basic and diluted
Loss before discontinued operations	$(0.16)	$(0.37)
Income from discontinued operations	$(0.06)	0.36

Net loss	$(0.10)	$(0.01)

Weighted average class A common shares used to compute net (loss) income per share, basic and diluted	6,431	3,382

Consolidated Statements of Operations, cont.:

	Nine months ended September 30, 2005	Nine months ended September 30, 2004

Revenue:
Rental income from operating leases	$13,621	$4,952
Earned income from direct financing leases	1,522	1,522
Real estate fee income	352	56
Real estate fee income – related party	3,369	1,308
Construction revenues	666	—
Construction revenues – related party	1,073	—
Securities commission income – related party	9,705	5,333
Asset management fee income – related party	367	245
Interest and other income	514	47

Total revenues	31,189	13,463

Expenses:
General and administrative	5,862	4,145
Property expense	2,771	784
Construction costs	1,499	—
Legal and professional	1,419	960
Securities commissions	7,452	4,149
Depreciation and amortization	3,985	1,030
Deferred merger costs	—	1,682

Total expenses	22,988	12,750

Operating income	8,201	713
Other income (expense):
Income from retail partnerships and other affiliates	188	240
Federal income tax expense for TRS	(357)	(315)
Interest expense	(4,768)	(2,126)
Minority interest in income of consolidated joint ventures	(222)	(132)

Income (loss) before discontinued operations	3,042	(1,620)
Income from discontinued operations	1,214	715
Gain on sales of real estate acquired for resale	872	1,758

Income from discontinued operations	2,086	2,473

Net income	5,128	853
Distributions paid to class B,C, and D shareholders	(6,348)	(3,087)

Net loss available to class A shareholders	$(1,220)	$(2,234)

Net (loss) income per class A common share – basic and diluted
Loss before discontinued operations	$(0.69)	$(1.48)
Income from discontinued operations	$(0.44)	0.78

Net loss	$(0.25)	$(0.70)

Weighted average class A common shares used to compute net (loss) income per share, basic and diluted	4,790	3,191

Segmented Statements of Operations:

Three Months Ended September 30, 2005	Portfolio	Real Estate Operations	Securities	Retail Partnerships	Total

Rental income	$5,641	$54	$—	$—	$5,695
Securities commissions	—	—	3,909	—	3,909
Real Estate fee income	—	1,712	—	—	1,712
Construction fee income	—	1,274	—		1,274
Other income	308	54	—	126	488

Total revenue	5,949	3,094	3,909	126	13,078
Securities commission Expense	—	—	2,988	—	2,988
Professional fees	287	29	8	—	324
Depreciation and amortization	1,606	—	—	—	1,606
Property expense	1,126	15	—	—	1,141
Construction expense	—	1,197	—	—	1,197
Real estate commissions	—	32	—	—	32
General and administrative	273	905	799	83	2,060

Total expenses	3,292	2,178	3,795	83	9,348
Interest expense	(1,746)	(33)	—	—	(1,779)
Other (expense) income	(48)	(230)	(26)	15	(289)
Income from discontinued operations	359	13	—	—	372

Net income	$1,222	$666	$88	$58	$2,034

Three Months Ended September 30, 2004	Portfolio	Real Estate Operations	Securities	Retail Partnerships	Total

Rental income	$3,120	$—	$—	$—	$3,120
Securities commissions	—	—	1,780	—	1,780
Real estate fee income	—	415	—	—	415
Other income	19	—	—	96	115

Total revenue	3,139	415	1,780	96	5,430
Securities commission Expense	—	—	1,388	—	1,388
Professional fees	240	10	56	—	306
Depreciation and amortization	669	—	—	—	669
Property expense	436	—	—	—	436
Real estate commissions	—	5	—	—	5
General and administrative	176	613	752	37	1,578

Total Expenses	1,521	628	2,196	37	4,382
Interest expense	(1,006)	—	—	—	(1,006)
Other (expense) income	(42)	(54)	(19)	6	(109)
Income from discontinued operations	350	837	—	—	1,187

Net income (loss)	$920	$570	$(435)	$65	$1,120

Segmented Statements of Operations, cont’d –

Nine Months Ended September 30, 2005	Portfolio	Real Estate Operations	Securities	Retail Partnerships	Total

Rental income	$15,049	$94	$—	$—	$15,143
Securities commissions	—	—	9,705	—	9,705
Real Estate fee income	—	3,721	—	—	3,721
Construction fee income		1,739			1,739
Other income	313	208	—	360	881

Total revenue	15,362	5,762	9,705	360	31,189
Securities commission Expense	—	—	7,452	—	7,452
Depreciation and amortization	3,985	—	—	—	3,985
Property expense	2,745	26	—	—	2,771
Construction expense	—	1,499	—	—	1,499
Professional fees	914	221	85	1	1,221
Real estate commissions	—	198	—	—	198
General and administrative	988	2,458	2,248	168	5,862

Total expenses	8,632	4,402	9,785	169	22,988
Interest expense	(4,722)	(46)	—	—	(4,768)
Other (expense) income	(143)	(241)	(43)	36	(391)
Income from discontinued operations	1,783	303	—	—	2,086

Net income (loss)	$3,648	$1,376	$(123)	$227	$5,128

Nine Months Ended September 30, 2004	Portfolio	Real Estate Operations	Securities	Retail Partnerships	Total

Rental income	$6,474	$—	$—	$—	$6,474
Securities commissions	—	—	5,333	—	5,333
Real estate fee income	—	1,364	—	—	1,364
Other income	46	1	—	245	292

Total revenue	6,520	1,365	5,333	245	13,463
Deferred merger expense	1,682	—	—	—	1,682
Securities commission Expense	—	—	4,149	—	4,149
Professional fees	602	29	93	—	724
Depreciation and amortization	1,030	—	—	—	1,030
Property expense	782	2	—	—	784
Real estate commissions	—	236	—	—	236
General and administrative	764	1,319	1,996	66	4,145

Total Expenses	4,860	1,586	6,238	66	12,750
Interest expense	(2,126)	—	—	—	(2,126)
Other (expense) income	(133)	(66)	(26)	18	207
Income from discontinued operations	884	1,589	—	—	2,473

Net income (loss)	$285	$1,302	$(931)	$197	$853

AmREIT
Summary of Operating Results

	Three Months Ended September 30,

	2005	2004

Funds From Operations:
Income (loss) before discontinued operations	$1,662	$(67)
Income from discontinued operations	372	1,187
Depreciation of real estate assets – operations	1,468	656
Depreciation of real estate assets – discontinued operations	—	80
Adjustments for non consolidated affiliates	21	8
Gain on sale of real estate acquired for investment	—	(85)
Class B, C, and D common share distributions	(2,669)	(1,168)

Total Funds from Operations available to Class A Shareholders	$854	$611

Weighted average class A shares outstanding	6,431,005	3,381,899
Funds from operations per class A share	$0.13	$0.18

	Three Months Ended September 30,

	2005	2004

Dividends:
Class A Dividends per Share	$0.124	$0.120
As a Percentage of FFO	91.2%	67.10%
Non-Traded Common Shares:
Class B common share dividends per share (1)	$0.19	$0.19
Class C common share dividends per share (2)	$0.18	$0.18
Class D common share dividends per share (3)	$0.16	$0.16

(1)

The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly.  The shares are currently convertible on a one for one basis into our class A common shares, and are callable by the Company beginning in July 2005 on a one for one basis, or $10.18 in cash at the holders option.

(2)

The class C common shares receive a preferred dividend, fixed at 7%, payable monthly.  The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010).  The class C common shares are callable by the Company beginning in 2006, based on the same conversion formula (110% of invested capital).

(3)

The class D common shares receive a preferred dividend, fixed at 6.5%, payable monthly.  The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011).  The class D common shares are callable by the Company beginning in 2005, based on the same conversion formula, prorated for the time outstanding (107.7% of invested capital).

	Three Months Ended September 30,		Nine Months Ended September 30,

	2005	2004	2005	2004

Rental and Earned Income:
Base minimum rent	$3,984	$2,180	$10,347	$4,160
Earned Income from direct financing leases	507	508	1,522	1,522
Straight line rent	93	47	231	84
Over/Under market rent	58	20	187	20
Percentage rent	—	—	84	65
Tenant reimbursements	1,054	365	2,772	623

Total Rental and Earned Income	$5,696	$3,120	$15,143	$6,474

	Three Months Ended September 30,		Nine Months Ended September 30,

	2005	2004	2005	2004

Real Estate Operating Revenue:
Development and construction management fees
Retail partnerships and affiliates	$767	$312	$1,060	$960
Unrelated third parties	10	8	30	8
Leasing and brokerage commissions
Retail partnerships and affiliates	854	35	2,226	208
Unrelated third parties	48	—	322	48
Property management fees
Retail partnerships and affiliates	33	60	83	140
Unrelated third parties	—	—	—	—

Total Real Estate Operating Revenue	$1,712	$415	$3,721	$1,364

Percent attributable to retail partnerships and affiliates	97%	98%	91%	96%
Percent attributable to unrelated third parties	3%	2%	9%	4%

	Three Months Ended September 30,		Nine Months Ended September 30,

	2005	2004	2005	2004

Discontinued operations:
Rental revenue and earned income from DFL	$427	$446	$1,454	$1,763
Gain on sale of real estate held for investment	—	85	595	85
Interest and other income	—	—	146	936
Gain on sale of real estate held for resale	—	908	872	1,758

Total revenues	427	1,439	3,067	4,542
Property expense	(24)	(70)	(177)	(247)
General and administrative	(1)	(3)	(8)	(71)
Federal income tax expense	(7)	(31)	(295)	(113)
Legal and professional	—	(1)	(8)	(2)
Depreciation and amortization	—	(80)	(116)	(261)
Minority interest	(2)	(45)	(269)	(166)
Interest expense	(21)	(22)	(108)	(106)
Impairment charge	—	—	—	(1,103)

Total expenses	(55)	(252)	(981)	(2,069)

Income from discontinued operations	$372	$1,187	$2,086	$2,473

Basic and diluted income from discontinued operations per class A common share	$0.06	$0.36	$0.44	$0.78

	Three Months Ended September 30,		Nine Months Ended September 30,

	2005	2004	2005	2004

Interest Expense:
Interest paid – floating rate	$—	$270	$619	$1,012
Interest paid – fixed rate	1,773	729	4,147	1,018
Loan cost amortization	62	31	171	120
Out-of-market debt amortization	(56)	(24)	(169)	(24)

Total Interest Expense	$1,779	$1,006	$4,768	$2,126

AmREIT
Summary Balance Sheet Information

	September30, 2005	December 31, 2004

Class A Common Share Data:
Closing market price	$7.82	$8.05
Dividend yield	6.34%	5.96%
90-Day average trading volume	9,909	2,659
Total Capitalization:
Debt	$115,962	$105,964
Class A common shares at market	50,361	27,802
Class B common shares as converted	16,877	18,083
Class C common shares as converted	44,978	44,871
Class D common shares as converted	117,983	22,518

Total Capitalization	$346,161	$219,238

Debt to Total Capitalization	33.5%	48.3%

AmREIT
Debt Information

Description	Amount Outstanding 9-30-2005	Amount Outstanding 12-31-2004	Interest Rate	Annual Debt Service	Maturity Date

Credit Facility*	$—	$38,014	5.61%	$—	11/4/2005

2005 Maturities	$—	$38,014
MacArthur Park	$13,410	$13,410	6.17%	$827	12/1/2008

2008 Maturities	$13,410	$13,410
Hollywood Video, MS	$937	$946	8.38%	$91	4/1/2009

2009 Maturities	$937	$946
Merger Dissenters	$760	$760	5.47%	$43	7/23/2010

2010 Maturities	$760	$760
Sugarland IHOP	$1,205	$1,233	8.25%	$138	3/1/2011
Sugar Land Plaza	2,319	2,336	7.60%	203	11/1/2011

2011 Maturities	$3,524	$3,569
Albuquerque IHOP	$697	$712	7.82%	$75	4/24/2012
Baton Rouge IHOP	1,151	1,176	7.82%	124	4/24/2012
Beaverton IHOP	817	834	7.82%	88	4/16/2012
Charlottesville IHOP	580	593	7.82%	62	4/24//2012
El Paso #1934 IHOP	700	715	7.82%	75	4/16/2012
Rochester IHOP	875	894	7.82%	94	4/16/2012
Shawnee IHOP	691	706	7.82%	74	4/18/2012
5115 Buffalo Spdwy.	2,768	2,789	7.58%	241	5/11/2012
Salem IHOP	573	585	7.82%	61	5/17/2012
Springfield IHOP	951	971	7.82%	102	6/21/2012
Roanoke IHOP	659	673	7.89%	71	7/26/2012
Centerville IHOP	1,153	1,176	7.89%	124	7/26/2012
Memphis #4462 IHOP	1,246	1,271	7.89%	134	7/19/2012
Alexandria IHOP	665	679	7.89%	71	7/19/2012
El Paso #1938 IHOP	832	849	7.89%	89	8/23/2012
La Verne IHOP	693	707	7.89%	74	8/23/2012
Memphis #4482 IHOP	723	737	7.89%	77	8/23/2012
Parker IHOP	778	793	7.89%	83	8/23/2012

2012 Maturities	$16,552	$16,861

Description	Amount Outstanding 9-30-2005	Amount Outstanding 12-31-2004	Interest Rate	Annual Debt Service	Maturity Date

Cinco Ranch	$8,462	$8,555	5.60%	$601	7/10/2013
Plaza in the Park	17,884	18,081	5.60%	1,270	7/10/2013

2013 Maturities	$26,346	$26,635
Uptown Park	$49,000	$—	5.37%	$2,631	6/1/2015

2015 Maturities	$49,000	$—
Bakery Square	$4,268	$4,435	8.00%	$571	2/10/2017

2017 Maturities	$4,268	$4,435

Total Maturities**	$114,797	$104,631

*Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs.  Annual Debt Service on this debt instrument assumes that the amount outstanding ($0 as of September 30, 2005) remains constant through maturity.

**Total maturities above is $1.2 million less than total debt as reported in our consolidated financial statements due to the premium recorded on above-market debt assumed in conjunction with certain of our 2004 property acquisitions.

Fixed vs. Variable Rate Debt:

	September 30, 2005	% of Total	December 31, 2004	% of Total

Variable rate	$—	—%	$38,014	35.9%
Fixed rate	115,962	100.0%	67,950	64.1%

	$115,962		$105,964

AmREIT
Property & Tenant Information

Multi-Tenant Shopping Centers	Major Tenants	City	State	Date Acquired	GLA	Annualized Base Rent as of September 30, 2005	% Leased

Uptown Park – Phase 1	Ann Taylor, McCormick & Schmick’s	Houston	TX	06/01/05	147,000	$3,806,013	86%
Uptown Park – Phase 2		Houston	TX	06/01/05	22,000	(1)	(1)
MacArthur Park	Kroger	Dallas	TX	12/27/04	198,443	2,965,004	100%
Plaza in the Park	Kroger	Houston	TX	07/01/04	138,663	2,465,648	97%
Cinco Ranch	Kroger	Houston	TX	07/01/04	97,297	1,245,828	100%
The Southbank (6)	Planet Hollywood	San Antonio	TX	9/30/05	47,000	1,338,295	87%
Bakery Square	Walgreens & Bank of America	Houston	TX	07/21/04	34,614	849,456	100%
Uptown Plaza	CVS/pharmacy	Houston	TX	12/10/03	26,400	1,236,646	100%
Woodlands Plaza	FedEx/Kinkos & Rug Gallery	The Woodlands	TX	06/03/98	20,018	373,317	100%
Sugarland Plaza	Mattress Giant	Sugarland	TX	07/01/98	16,750	349,545	100%
Terrace Shops	Starbucks	Houston	TX	12/15/03	16,395	385,342	100%
Copperfield Medical (2)	Texas Children’s Pediatrics	Houston	TX	09/26/95	14,000	219,212	100%
Courtyard at Post Oak	Verizon Wireless	Houston	TX	06/15/04	13,597	477,360	100%
San Felipe and Winrock (1)	(1)	Houston	TX	11/17/03	8,400	(1)	(1)

Multi-Tenant Shopping Centers Total					800,577	15,711,666	97%

Single Tenant (Ground Leases)		City	State	Date Acquired	GLA	Annualized Base Rent as of September 30, 2005	% Leased

CVS Corporation		Houston	TX	01/10/03	13,824	$327,167	100%
Darden Restaurants		Peachtree City	GA	12/18/98	6,867	79,366	100%
Carlson Restaurants		Hanover	MD	09/16/03	6,802	141,674	100%
410-Blanco (1)		San Antonio	TX	12/17/04	5,000	(1)	(1)
Bank of America (2)		Houston	TX	11/17/03	4,420	247,975	100%
Comerica Bank (1)		Houston	TX	04/30/04	4,277	(1)	(1)
Washington Mutual		Houston	TX	12/11/96	3,685	98,160	100%
Washington Mutual		The Woodlands	TX	09/23/96	3,685	61,060	100%
Yum Brands (2) (3)		Houston	TX	10/14/03	2,818	79,440	100%

Single Tenant (Ground Leases) Total					51,378	1,034,842	100%

Single Tenant (Fee Simple)	City	State	Date Acquired	GLA	Annualized Base Rent as of September 30, 2005	% Leased

Vacant (2)	Baton Rouge	LA	06/09/97	20,575	—	0%
Baptist Memorial Medical Plaza	Memphis	TN	07/23/02	15,000	222,643	100%
Comp USA (2)	Roseville	MN	07/23/02	15,000	267,584	100%
Energy Wellness (2)	Sugarland	TX	07/23/02	15,000	187,857	100%
Transworld Entertainment (2)	Independence	MO	07/23/02	14,047	162,500	100%
Golden Corral	Houston	TX	07/23/02	12,000	182,994	100%
Golden Corral	Humble	TX	07/23/02	12,000	181,688	100%
Carlson Restaurants	Houston	TX	07/23/02	8,500	200,000	100%
Pier One Imports (2)	Longmont	CO	07/23/02	8,014	135,152	100%
Hollywood Entertainment Corp. (2)	Lafayette	LA	10/31/97	7,488	150,874	100%
Hollywood Entertainment Corp. (2)	Ridgeland	MS	12/31/97	7,488	155,067	100%
IHOP Corporation #1483	Sugarland	TX	09/22/99	4,020	188,112	100%
IHOP Corporation #1737 (5)	Centerville	UT	07/25/02	4,020	160,849	100%
IHOP Corporation #4462 (5)	Memphis	TN	08/23/02	4,020	176,768	100%
IHOP Corporation #5318	Topeka	KS	09/30/99	4,020	156,395	100%
Payless Shoesources Inc. (2)	Austin	TX	07/23/02	4,000	80,000	100%
AFC, Inc.	Atlanta	GA	07/23/02	2,583	119,279	100%
Advance Auto (1)(2)(3)(4)	Various	Various	Various	42,000	(1)	(1)

Single Tenant (Fee Simple) Total				199,775	2,727,762	88%

Single Tenant (Leasehold)	City	State	Date Acquired	GLA	Annualized Base Rent as of September 30, 2005	% Leased

IHOP Corporation (5)	Various	Various	Various	60,300	$1,565,674	100%

	Company Total GLA/ % Leased			1,112,030		95%

(1)	Under Development (GLA represents proposed leaseable square footage).

(2)	Held for Sale

(3)	Held in joint venture of which we are the managing 50% owner

(4)	Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.

(5)

IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO.  Each of the properties has a GLA of 4,020 square feet.  These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT, 19.6% of which is owned by AmREIT Income & Growth Corporation, one of our affiliated retail partnerships, and 1.4% of which is owned by unaffiliated third parties.

(6)	Property was acquired during the quarter ended September 30, 2005.

Top 10 Tenants by revenue concentration for the nine months ended September 30, 2005:

Tenant	Rental Income	% of Total Operating Revenue

Kroger	$2,136	6.85%
IHOP	1,687	5.41%
CVS/pharmacy	726	2.33%
Linens ‘N Things	487	1.56%
Golden Corral Corporation	341	1.09%
Bank of America	339	1.09%
Landry’s	330	1.06%
Barnes & Noble	314	1.01%
Carlson Restaurants Worldwide	256	0.82%
Texas Children’s Pediatrics Associates, Inc.	242	0.78%

Total	$6,858	22.00%

Leasing Activity for the quarter ended September 30, 2005:

			Rent per sq. ft.

	# of leases	Total sq. ft.	New Rent	Old Rent	% Change

New leases	2	4,870	27.66	N/A	N/A
Expired/ cancelled leases:
Lease renewals	2	3,543	26.89	26.19	2.69%
Non-renewals	1	1,420	N/A	26.50	N/A
Cancelled leases (1)	4	19,485	N/A	22.76	N/A

(1)

Two tenants in Uptown Park have vacated their space; however, the seller has guaranteed their rent for a year, which represents $24,032 of rent per month.  Rent payments are being made by the seller and are not being recorded as rental income, but rather as a reduction to our purchase price.

Lease Expirations by Year:

Expiration Year	Number of Leases Expiring	Square Footage	Percent of Total

2005 (remainder of year)	8	25,632	2.46%
2006	18	39,985	3.84%
2007	17	60,805	5.84%
2008	24	79,144	7.61%
2009	31	102,793	9.88%
2010	28	109,857	10.56%
2011	29	146,765	14.11%
2012	10	60,220	5.79%
2013	6	25,373	2.44%
2014	8	28,504	2.74%
2015	—	—	—
2016	—	—	—
2017	—	—	—
2018	—	—	—
2019	3	13,838	1.33%
2020	5	85,413	8.21%
2021	2	92,926	8.93%
2022	1	4,020	0.39%
2023	1	63,373	6.09%
2024	4	26,284	2.56%
2025	6	32,100	3.09%
2026	4	16,080	1.54%
2027	3	12,060	1.15%
2056	1	15,120	1.44%

Totals	209	1,040,292	100.00%